                                                                    EXHIBIT 99.1

                         INDEPENDENT AUDITORS' REPORT

To the Officers and Directors
Memphis International Motorsports Park, Inc.
Memphis, Tennessee

  We have audited the accompanying balance sheet of Memphis International Motorsports Park, Inc. as of December 31, 1995, and the related statements of income (loss), changes in stockholders' equity (deficit), and cash flows for the years ended December 31, 1994 and 1995. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Memphis International Motorsports Park, Inc. as of December 31, 1995, and the results of its operations and its cash flows for the years ended December 31, 1994 and 1995, in conformity with generally accepted accounting principles.

  The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 6 to the financial statements, the Company has suffered recurring losses from operations which has raised substantial doubt about its ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

                                          LAMON, ALSOBROOK & ASSOCIATES,
                                           Certified Public Accountants

February 22, 1996

                  MEMPHIS INTERNATIONAL MOTORSPORTS PARK, INC.

                                 BALANCE SHEETS
                      DECEMBER 31, 1995 AND MARCH 31, 1996

                                                       DECEMBER     MARCH 31,
                                                       31, 1995       1996
                                                      -----------  -----------
                                                                   (UNAUDITED)
                                   ASSETS
CURRENT ASSETS:
  Cash............................................... $    22,264  $    30,662
  Cash--restricted...................................     --           137,471
  Accounts receivable--trade.........................       2,308       85,780
          --employees................................       3,962       15,005
  Merchandise inventory..............................      15,303       15,136
  Prepaid expenses...................................      11,941       14,662
                                                      -----------  -----------
    Total current assets.............................      55,778      298,716
Property and equipment:
  Land...............................................     981,993      981,993
  Racing facilities and equipment....................   5,661,172    5,661,172
  Furniture and fixtures.............................      47,210       47,210
                                                      -----------  -----------
                                                        6,690,375    6,690,375
  Less: accumulated depreciation.....................   2,756,529    2,833,777
                                                      -----------  -----------
    Total property and equipment.....................   3,933,846    3,856,598
Other assets:
  Deposits...........................................       1,786        1,786
                                                      -----------  -----------
      Total assets................................... $ 3,991,410  $ 4,157,100
                                                      ===========  ===========
               LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
CURRENT LIABILITIES:
  Current portion of long-term debt.................. $   664,644  $   841,267
  Accounts payable...................................      15,680        6,495
  Accrued interest...................................      36,124       37,588
  Accrued taxes......................................      30,650       17,201
  Commissions payable................................     --             6,995
  Deferred income....................................       5,885      309,635
                                                      -----------  -----------
    Total current liabilities........................     752,983    1,219,181
Long-term debt, less current portion.................   3,255,002    3,206,859
                                                      -----------  -----------
      Total liabilities..............................   4,007,985    4,426,040
                                                      -----------  -----------
STOCKHOLDERS' EQUITY (DEFICIT):
  Common stock, $1.00 par value; 5,000,000 shares
   authorized; 1,743,302 issued and outstanding......   1,743,302    1,743,302
  Additional paid-in capital.........................   3,889,068    3,889,068
  Retained earnings (deficit)........................  (5,648,945)  (5,901,310)
                                                      -----------  -----------
      Total stockholders' equity (deficit)...........     (16,575)    (268,940)
                                                      -----------  -----------
      Total liabilities and stockholders' deficit.... $ 3,991,410  $ 4,157,100
                                                      ===========  ===========

           See accountants' report and notes to financial statements.

                  MEMPHIS INTERNATIONAL MOTORSPORTS PARK, INC.

                          STATEMENTS OF INCOME (LOSS)
               FOR THE YEARS ENDED DECEMBER 31, 1994 AND 1995 AND
               FOR THE THREE MONTHS ENDED MARCH 31, 1996 AND 1995

                                   YEAR ENDED DECEMBER    THREE MONTHS ENDED
                                           31,                 MARCH 31,
                                   ---------------------  --------------------
                                     1994        1995       1995       1996
                                   ---------  ----------  ---------  ---------
                                                              (UNAUDITED)
Revenues:
 Major event revenues
  Admissions.....................  $ 970,112  $1,198,377  $   5,902  $    --
  Sponsorships...................     83,500      84,500     18,125     17,500
  Ancillary......................  1,163,989   1,213,039     34,009     --
                                   ---------  ----------  ---------  ---------
    Total major event revenues...  2,217,601   2,495,916     58,036     17,500
 Other operating revenues........    256,249     355,825     73,050     50,791
                                   ---------  ----------  ---------  ---------
    Total revenues...............  2,473,850   2,851,741    131,086     68,291
                                   ---------  ----------  ---------  ---------
Expenses:
  Major event expenses...........  1,565,683   1,831,718     31,166      9,769
  Other operating expenses.......     62,841      87,138      9,409      9,103
  General and administrative
   expenses......................    507,260     621,516    137,309    143,282
  Depreciation and amortization..    303,731     309,451     76,662     77,248
                                   ---------  ----------  ---------  ---------
                                   2,439,515   2,849,823    254,546    239,402
                                   ---------  ----------  ---------  ---------
Income (loss) from operations....     34,335       1,918   (123,460)  (171,111)
                                   ---------  ----------  ---------  ---------
Other income (expense):
  Interest expense...............   (321,555)   (319,164)   (81,598)   (79,337)
  Gain (loss) on sale of
   equipment.....................     --          (1,336)    --         --
  Gain (loss) on destruction of
   fixed assets..................    (38,464)     --         --         --
  Other, net.....................     36,717      17,196        296        453
                                   ---------  ----------  ---------  ---------
    Total other income
     (expense)...................   (323,302)   (303,304)   (81,302)   (78,884)
                                   ---------  ----------  ---------  ---------
Income (loss) before provision
 for income taxes................   (288,967)   (301,386)  (204,762)  (249,995)
(Provision) benefit for income
 taxes...........................     (9,708)     (9,170)    (2,250)    (2,370)
                                   ---------  ----------  ---------  ---------
Net income (loss)................  $(298,675) $ (310,556) $(207,012) $(252,365)
                                   =========  ==========  =========  =========
Income (loss) per share:
  Continuing operations..........  $    (.22) $     (.20) $    (.13) $    (.14)
                                   =========  ==========  =========  =========
Weighted average number of common
 and common equivalent shares
 outstanding.....................  1,388,367   1,586,002  1,571,702  1,743,302
                                   =========  ==========  =========  =========

           See accountants' report and notes to financial statements.

                  MEMPHIS INTERNATIONAL MOTORSPORTS PARK, INC.

             STATEMENT OF CHANGES IN SHAREHOLDERS' EQUITY (DEFICIT)
               FOR THE YEARS ENDED DECEMBER 31, 1994 AND 1995 AND
                   FOR THE THREE MONTHS ENDED MARCH 31, 1996

                             COMMON STOCK     ADDITIONAL  RETAINED
                         --------------------  PAID-IN    EARNINGS
                          SHARES     AMOUNT    CAPITAL    (DEFICIT)     TOTAL
                         --------- ---------- ---------- -----------  ---------
BALANCE, December 31,
 1993................... 1,371,700 $1,371,700 $3,889,068 $(5,039,714) $ 221,054
Shares purchased........   200,002    200,002     --         --         200,002
Net loss................    --         --         --        (298,675)  (298,675)
                         --------- ---------- ---------- -----------  ---------
BALANCE, December 31,
 1994................... 1,571,702  1,571,702  3,889,068  (5,338,389)   122,381
Shares purchased........   171,600    171,600     --         --         171,600
Net loss................    --         --         --        (310,556)  (310,556)
                         --------- ---------- ---------- -----------  ---------
BALANCE, December 31,
 1995................... 1,743,302  1,743,302  3,889,068  (5,648,945)   (16,575)
Net loss for the three
 months ended March 31,
 1996...................    --         --         --        (252,365)  (252,365)
                         --------- ---------- ---------- -----------  ---------
BALANCE, March 31, 1996
 (unaudited)............ 1,743,302 $1,743,302 $3,889,068 $(5,901,310) $(268,940)
                         ========= ========== ========== ===========  =========

           See accountants' report and notes to financial statements.

                  MEMPHIS INTERNATIONAL MOTORSPORTS PARK, INC.

                            STATEMENTS OF CASH FLOWS
               FOR THE YEARS ENDED DECEMBER 31, 1994 AND 1995 AND
               FOR THE THREE MONTHS ENDED MARCH 31, 1996 AND 1995

                                    YEAR ENDED DECEMBER   THREE MONTHS ENDED
                                            31,                MARCH 31,
                                    --------------------  --------------------
                                      1994       1995       1995       1996
                                    ---------  ---------  ---------  ---------
                                                              (UNAUDITED)
CASH FLOWS FROM OPERATING
 ACTIVITIES:
Net income (loss).................  $(298,675) $(310,556) $(207,012) $(252,365)
Adjustments to reconcile net
 income (loss) to cash provided by
 (used in) operating activities:
  Depreciation and amortization...    303,731    309,451     76,662     77,248
  Loss on sale of equipment.......        --       1,336        --         --
  Loss on destruction of fixed
   assets.........................     38,464        --         --         --
  Changes in assets and
   liabilities:
    Cash -- restricted............        --         --     (49,800)  (137,471)
    Accounts receivable...........      7,371      2,181   (107,868)   (83,472)
    Accounts receivable --
      employees...................     (4,506)     3,025     (2,167)   (11,043)
    Inventory.....................     (8,209)     8,038     (4,915)       167
    Prepaid expenses..............      2,411     (3,517)       --      (2,721)
    Deferred costs................        --         --     (27,498)       --
    Accounts payable..............     (4,019)    14,755     57,216     (9,185)
    Accrued interest..............     14,012     22,112        304      1,464
    Accrued taxes.................     (8,104)   (16,082)   (36,481)   (13,449)
    Accrued salaries..............     11,220    (11,220)   (11,220)       --
    Commissions payable...........        --         --         --       6,995
    Deferred income...............      9,180     (3,295)   369,762    303,750
                                    ---------  ---------  ---------  ---------
  Net cash provided by (used in)
   operating activities...........     62,876     16,228     56,983   (120,082)
                                    ---------  ---------  ---------  ---------
CASH FLOWS FROM INVESTING
 ACTIVITIES:
  Capital expenditures............   (197,509)   (77,136)   (49,239)       --
                                    ---------  ---------  ---------  ---------
    Net cash used in investing
     activities...................   (197,509)   (77,136)   (49,239)       --
                                    ---------  ---------  ---------  ---------
CASH FLOWS FROM FINANCING
 ACTIVITIES:
  Proceeds from long-term debt....     96,500    187,000        --     170,000
  Repayment of long-term debt.....   (136,935)  (308,489)   (40,805)   (41,520)
  Proceeds from sale of stock.....    200,002    171,600        --         --
                                    ---------  ---------  ---------  ---------
    Net cash provided by (used in)
     financing activities.........    159,567     50,111    (40,805)   128,480
                                    ---------  ---------  ---------  ---------
Net increase (decrease) in cash...     24,934    (10,797)   (33,061)     8,398
Cash at beginning of year.........      8,127     33,061     33,061     22,264
                                    ---------  ---------  ---------  ---------
Cash at end of year...............  $  33,061  $  22,264  $       0  $  30,662
                                    =========  =========  =========  =========
SUPPLEMENTAL DISCLOSURES OF CASH
 FLOW INFORMATION:
  Cash paid during the year for:
    Interest......................  $ 307,543  $ 297,049  $  81,401  $  77,876
    Income taxes..................  $   9,944  $   9,708  $   9,708  $   9,148
  Cash received during the year
   for:
    Interest......................  $     877  $   1,587  $     708  $   1,288

           See accountants' report and notes to financial statements.

                 MEMPHIS INTERNATIONAL MOTORSPORTS PARK, INC.

                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1995
               (INFORMATION AT MARCH 31, 1996 AND FOR THE THREE
              MONTHS ENDED MARCH 31, 1995 AND 1996 IS UNAUDITED)

NOTE 1 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

BUSINESS ACTIVITY

  Memphis International Motorsports Park, Inc. ("Memphis") was organized under the laws of the State of Tennessee on July 25, 1985 for the purpose of owning and operating a motorsports complex. Prior to 1987 it had been in the development stage and its activities consisted primarily of acquiring land and constructing racing facilities.

CASH

  Memphis considers all highly liquid investments with a maturity of three months or less, when purchased, to be "cash equivalents". Memphis held no "cash equivalents" at December 31, 1995.

ACCOUNTS RECEIVABLE

  Bad debt expense totaled $6,350 for the year ended December 31, 1995. In the opinion of management, there are no other significant accounts considered to be uncollectable at year end.

DEPRECIATION

  Property and equipment is stated at cost for financial reporting purposes. Depreciation is provided on the straight line method using useful lives assigned to the asset.

METHOD OF ACCOUNTING

  Memphis utilizes the accrual method of accounting whereby revenue is recognized when earned and expenses are recognized when incurred.

INVENTORIES

  Merchandise inventory is priced at cost including freight.

INCOME TAXES

  Memphis has elected to be taxed under the provisions of Subchapter S of the Internal Revenue Code. Under these provisions, Memphis' taxable income or loss is passed through to the individual shareholders and they include their respective shares of these amounts in their personal tax return. Therefore, no provision for Federal income taxes is includable in the financial statements.

ESTIMATES

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures.

UNAUDITED INFORMATION AS OF MARCH 31, 1996 AND 1995

  The accompanying unaudited financial statements as of March 31, 1996 and 1995 reflect all adjustments which are, in the opinion of management, necessary for a fair presentation of the financial statements of such interim periods. Such adjustments consist only of normal recurring items. Interim results are not necessarily indicative of results for a full year.

                  MEMPHIS INTERNATIONAL MOTORSPORTS PARK, INC.

                               DECEMBER 31, 1995
                (INFORMATION AT MARCH 31, 1996 AND FOR THE THREE
               MONTHS ENDED MARCH 31, 1995 AND 1996 IS UNAUDITED)

NOTE 2 -- PROPERTY AND EQUIPMENT:

  Major classifications of property and equipment and their respective depreciable lives are summarized below.

                                                         ORIGINAL    DEPRECIABLE
                                                           COST         LIVES
                                                        -----------  -----------
Land................................................... $   981,993
Land improvements......................................     750,901    15 years
Buildings..............................................   1,715,185  31.5 years
Track and grandstand...................................   2,336,830    15 years
Equipment..............................................     858,256  7-15 years
Furniture and fixtures.................................      47,210     7 years
                                                        -----------
                                                          6,690,375
Accumulated depreciation...............................  (2,756,529)
                                                        -----------
  Total property and equipment......................... $ 3,933,846
                                                        ===========

  Depreciation expense amounted to $309,451 for 1995.

                  MEMPHIS INTERNATIONAL MOTORSPORTS PARK, INC.

                               DECEMBER 31, 1995
                (INFORMATION AT MARCH 31, 1996 AND FOR THE THREE
               MONTHS ENDED MARCH 31, 1995 AND 1996 IS UNAUDITED)
NOTE 3 -- LONG-TERM DEBT:

  Long-term debt at March 31, 1996 and December 31, 1995 consists of the following:

                                                       DECEMBER 31,  MARCH 31,
                                                           1995        1996
                                                       ------------ -----------
                                                                    (UNAUDITED)
Note payable to First Commercial Bank, due October 2,
 1996, bearing interest at prime, currently 8.75%,
 unsecured but guaranteed by certain shareholders....   $  425,619  $  425,619
Mortgage note payable to Boatmen's Bank due in
 monthly installments of $33,500, including interest
 at 7.75% to December 15, 1998 with the remaining
 principal balance together with accrued interest
 payable on February 15, 1999. Note is secured by a
 deed of trust on real property owned by the
 corporation and limited guarantees of certain
 shareholders........................................    3,371,908   3,337,129
Note payable to John Deere Credit in monthly
 installments of $426, including interest at 11.4% to
 April 10, 1999. Secured by equipment................       15,375      14,450
Note payable to Xerox Corporation in monthly
 installments of $314, including interest at 8.9% to
 April 10, 1997. Secured by copier...................        4,725       3,884
Note payable to First Tennessee Bank in monthly
 installments of $1,728, including interest at 8.5%
 to May 10, 1999. Secured by certain track facilities
 and guaranteed by certain shareholders..............       61,142      57,245
Note payable to Tennessee Bank & Trust in monthly
 installments of $405, including interest at 10.25%
 to December 6, 1997. Secured by equipment...........        8,877       7,799
Note payable to Tennessee Bank & Trust under a line
 of credit arrangement. Interest payable monthly at
 9.25%. Due December 31, 1996. Unsecured.............       --         170,000
Note payable to Linda Gatlin, spouse of a corporate
 shareholder, due upon demand. Interest payable at
 9.5% semiannually on the last day of June and
 December. Unsecured.................................       32,000      32,000
                                                        ----------  ----------
                                                         3,919,646   4,048,126
Less: current portion................................      664,644     841,267
                                                        ----------  ----------
    Long-Term Debt...................................   $3,255,002  $3,206,859
                                                        ----------  ----------

                                                            DECEMBER 31,  MARCH 31,
DEBT MATURITIES ARE AS FOLLOWS:                                 1995        1996
- -------------------------------                             ------------ -----------
                                                                         (UNAUDITED)
    1996...................................................  $  664,644   $   --
    1997...................................................     196,183     841,267
    1998...................................................     205,385     197,739
    1999...................................................   2,853,434   3,006,481
    2000...................................................      --           2,639
                                                             ----------  ----------
      Total................................................  $3,919,646  $4,048,126
                                                             ==========  ==========

                 MEMPHIS INTERNATIONAL MOTORSPORTS PARK, INC.

                               DECEMBER 31, 1995
               (INFORMATION AT MARCH 31, 1996 AND FOR THE THREE
              MONTHS ENDED MARCH 31, 1995 AND 1996 IS UNAUDITED)
NOTE 4 -- DEFERRED INCOME:
  Deferred income consists of the following:

                                                       DECEMBER 31,  MARCH 31,
                                                           1995        1996
                                                       ------------ -----------
                                                                    (UNAUDITED)
  Sponsorships........................................    $ --       $ 52,500
  Billboard and suite rentals.........................      --        108,965
  Track rentals.......................................      --         11,073
  Advance ticket sales -- 1996 NHRA Mid-South
   Nationals..........................................     5,885      137,097
                                                          ------     --------
                                                          $5,885     $309,635
                                                          ======     ========

  Deferred income from sponsorships and season rentals of suites and billboards are recognized as revenue monthly during the calendar year on a straight line basis. All other sources of deferred income are recognized as revenue as the applicable event is held. Funds received from advance ticket sales for the NHRA Mid-South Nationals are deposited in a separate bank account at Tennessee Bank and Trust. As of March 31, 1996, $137,471 was held in this account, and is designated on the balance sheet as Cash -- restricted. The NHRA Mid-South Nationals are scheduled to be held in June of 1996.

NOTE 5 -- SEASONAL FLUCTUATIONS:

  Memphis' primary business is the operation of a motorsports complex from April 1 to October 31 each year. Memphis generally derives its revenue during this period. The financial statements for the three months ended March 31, 1996 and 1995, therefore, reflect results of operations during part of Memphis' off-season, during which it incurs expenses in preparation for its operating season.

NOTE 6 -- GOING CONCERN:

  Memphis has incurred continuing net operating losses resulting in a significant accumulated deficit and negative working capital which create substantial uncertainty concerning Memphis' ability to continue as a going concern. The ability of Memphis to continue as a going concern and realize its assets and discharge its liabilities in the normal course of business is dependent upon obtaining profitable operations, a continuation of present financing, and the provision of additional capital by shareholders as required.